UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2009

DayStar Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34052	84-1390053
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

2972 Stender Way

Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

(408) 907-4600

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Letter of Intent

On September 18, 2009, DayStar Technologies, Inc. (the “Company”) entered into a letter of intent with EPOD Solar Inc. (British Columbia, Canada) (“EPOD Canada”) (the “LOI”). The LOI contemplates a series of transactions resulting in the combination of the Company and EPOD Canada. As part of the transactions, the Company will authorize and issue a new series of preferred shares to the shareholders of EPOD Canada. Each preferred share will be convertible into one share of the Company’s common stock at a conversion price of $1.80 per share. Each shareholder will also receive a warrant to purchase 50% of the total number of shares of the Company’s common stock issued upon a conversion. The warrant will have an exercise price of $1.80 per share. The structure of the transactions will be determined by the Company and EPOD Canada and may involve one or more related transactions, including private placements, mergers, share exchanges, asset purchases, stock purchases and other actions. The total value of the transactions is anticipated to be approximately $300 million.

The foregoing description of the LOI does not purport to be complete and is qualified in its entirety by reference to the LOI which is included as an exhibit to this report and which is incorporated herein by reference.

Purchase Agreement, Secured Convertible Promissory Note and Warrants

In connection with the transactions contemplated by the LOI, the Company and Peter Lacey, acting on behalf of TD Waterhouse RRSP Account 240832S in Trust for Peter Alan Lacey as beneficiary (the “Lacey RRSP Account”) entered into a Purchase Agreement (the “Purchase Agreement”) dated as of September 18, 2009. Pursuant to the Purchase Agreement, the Lacey RRSP Account agreed to loan the Company the amount of $2,000,000 (the “Loan”) to fund ongoing research and development and related business operations. On September 21, 2009, the Company issued the Lacey RRSP Account (or as directed by Mr. Lacey on behalf of the Lacey RRSP Account) (a) a Secured Convertible Promissory Note in the aggregate principal amount of the Loan (the “Note”) and (b) a warrant to purchase 1,500,000 shares of the Company’s common stock (subject to adjustment for certain dilutive transactions) (the “First Warrant”). The Note is convertible into shares of the Company’s common stock based on a $0.60 conversion price and the warrants have an exercise price of $0.50 per share.

The Company agreed pursuant to the LOI to issue the Lacey RRSP Account (or as directed by Mr. Lacey on behalf of the Lacey RRSP Account) an additional warrant to purchase 1,666,667 shares of the Company’s Common Stock (subject to adjustment for certain dilutive transactions) contingent upon certain future events (“Second Warrant”).

The foregoing descriptions of the Purchase Agreement, Note and First Warrant do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, Note and First Warrant which are included as exhibits to this report and which are incorporated herein by reference.

As of September 18, 2009, Mr. Lacey owned directly and beneficially 8,500,000 common shares of EPOD Canada. EPOD Canada is an affiliate of EPOD Solar Inc. US. Mr. Lacey is the holder of a $500,000 a convertible debenture of EPOD Canada. He is also the holder of a $2,500,000 convertible debenture of EPOD Canada through Proventure Income Fund, a Canadian publicly traded income trust of which Mr. Lacey owns approximately 70%. Mr. Lacey is a creditor with respect to additional debt instruments under which EPOD Canada is a debtor. These additional debt instruments have an aggregate value of approximately $500,000. Mr. Lacey resigned in April of 2009 from his position as chairman of EPOD Canada. He is not currently an officer or director of EPOD Canada. Previous to September 18, 2009, Mr. Lacey owned 40,000 shares of the Company. He does not own any shares of Epod Solar Inc. US.

Security Agreement

In connection with the transactions contemplated by the LOI and pursuant to the Purchase Agreement, the Company and the Lacey RRSP Account entered into a Security Agreement effective as of September 21, 2009, (the “Security Agreement”). As security for the Loan, the Security Agreement grants the Lacey RRSP Account a security interest in the Company’s contracts, intellectual property, all of the Company’s other assets, and certain assets as reflected in an exhibit to the Security Agreement.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Security Agreement which is included as an exhibit to this report and which is incorporated herein by reference.

Registration Rights Agreement

In connection with the transactions contemplated by the LOI and pursuant to the Purchase Agreement, the Company and the Lacey RRSP Account entered into a Registration Rights Agreement dated as of September 21, 2009 (the “Registration Rights Agreement”) pursuant to which the Company granted to the Lacey RRSP Account registration rights with respect to the shares of the Company’s common stock that may be issued upon either conversion of the Note or exercise of the warrants.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement which is included as an exhibit to this report and which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

As reported under Item 1.01 of this report, and in connection with the transactions contemplated by the LOI, on September 21, 2009 the Company issued the Lacey RRSP Account (a) the Note and (b) the First Warrant. The Note is convertible into shares of the Company’s common stock based on a $0.60 conversion price and the warrants have an exercise price of $0.50 per share. As consideration for the Note, the First Warrant and the Second Warrant, the Lacey RRSP Account loaned the Company $2,000,000.

The foregoing descriptions of the Note and First Warrant do not purport to be complete and are qualified in their entirety by reference to Item 1.01 of this report and to the Note and First Warrant which are included as exhibits to this report and which are incorporated herein by reference.

The Company claims an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The Company has obtained certain representations and warranties of the purchaser contained in the Purchase Agreement to support the Company’s reliance on this exemption.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are filed herewith:

Exhibit No.	Description
10.1	Letter of Intent, dated September 18, 2009, between DayStar Technologies, Inc. and EPOD Solar Inc. (Canada)

10.2	Purchase Agreement, dated as of September 18, 2009, between DayStar Technologies, Inc. and Peter Lacey, acting on behalf of TD Waterhouse RRSP Account 240832S in Trust for Peter Alan Lacey as beneficiary

10.3	Secured Convertible Promissory Note

10.4	Security Agreement, effective as of September 21, 2009, between DayStar Technologies, Inc. and Peter Lacey, acting on behalf of TD Waterhouse RRSP Account 240832S in Trust for Peter Alan Lacey as beneficiary

10.5	Registration Rights Agreement, dated as of September 21, 2009, between DayStar Technologies, Inc. and Peter Lacey, acting on behalf of TD Waterhouse RRSP Account 240832S in Trust for Peter Alan Lacey as beneficiary

10.6	Warrant to Purchase 1,500,000 Shares of Common Stock Dated September 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

/s/ William S. Steckel
Chief Financial Officer

Dated: September 24, 2009